UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2024, Archer-Daniels-Midland Company (the “Company”) and Vikram Luthar entered into a Transition Agreement (the “Agreement”) under which Mr. Luthar will resign effective September 30, 2024 (unless an earlier date is mutually agreed between Mr. Luthar and the Company). Until such resignation date, Mr. Luthar will be available to assist the Company and provide transitional support as needed, as a non-executive employee.

Under the Agreement, Mr. Luthar will receive his annual cash performance incentive award for 2023 in the amount of $743,419 and the shares earned for his 2021 performance share unit award, in each case consistent with the determinations of the Company performance metrics that applied to other executive officers. While employed during the transition period, Mr. Luthar will continue to be paid his base salary and be eligible to participate in the Company’s benefit plans subject to their terms. Following his resignation date, consistent with the Company’s guidelines under the cash incentive plan and the terms of the equity award agreements applicable upon retirement (the age and service requirements of which Mr. Luthar has met), Mr. Luthar will be eligible to receive a prorated 2024 annual cash performance incentive payment (based solely on Company performance metrics and provided he remains as an employee through July 1, 2024) and retirement treatment for purposes of his outstanding Company equity awards. The foregoing compensation and benefits are subject to the terms of the Agreement.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

10.1	Transition Agreement, dated as of April 19, 2024, by and between Archer-Daniels-Midland Company and Vikram Luthar.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: April 22, 2024	By	/s/ R. B. Jones
R. B. Jones
Senior Vice President, General Counsel and Secretary